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                                                                    EXHIBIT 10.8

                 FLORIDA RETAIL FEDERATION SELF INSURERS FUND
                           ADMINISTRATOR'S CONTRACT

         WHEREAS, the Florida Retail Federation is desirous of forming a self insurers fund for workmen's compensation and,

         WHEREAS, the Federation recognizes the need to engage a qualified, experienced administrator for the purpose of assisting in the formation of the fund and managing the fund thereafter and,

         WHEREAS, C.C. Dockery, President of Summit Consulting, Inc., has agreed to serve as administrator.

         NOW THEREFORE, for and in consideration of the mutual covenants, premises and obligations herein contained, which are given to and accepted by the parties hereto, the parties of this instrument stipulate and agree as follows:

         (1) That the Florida Retail Federation appoints C.C. Dockery, President of Summit Consulting, Inc., as administrator of the Florida Retail Federation Self Insurers Fund and as agent for the Fund and its members.

         (2) That the administrator shall put forth all good and necessary efforts to establish the Fund and thereafter manage the Fund for a minimum period of five years; and thereafter on a continuing basis as mutually agreed upon, in accordance with the policies adopted by the trustees of the Fund. The administrator shall advise the trustees on policy matters; insure that the provisions of the trustees contracts for services are met; establish and maintain a resident address for the fund; set up policies and maintain a set of books for the Fund; collect all sums due the Fund; pay all items of expense in accordance with the policies of the trustees of the Fund; invest Fund surpluses; and properly account for all funds so handled at such reasonable times and places as the trustees shall designate but not less than once annually.

         (3) In exchange for these services the Fund shall pay to the administrator an amount equal to 30 percent of the earned normal premium, payable on a monthly basis, plus the investment income for the first two years, and thereafter an amount equal to 1 percent of the earned normal premium to be paid from investment income. In consideration of the administrator's fees, the administrator shall provide to


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the Florida Retail Federation Self Insurers Fund: (1) An annual audit of the
Fund by a certified public accountant. (2) The surety bond of the Fund to be posted with the Florida Department of Labor and Employment Security. (3) Fidelity bond of the administrator indemnifying the trustees. (4) An annual individual member's payroll audit as necessary to insure the proper operation of the fund. (5) Specific and aggregate reinsurance policies. (6) Service contracts for claims handling and safety engineering. (7) Bookkeeping services, loss fund reports to members, office space and office supplies. (8) And will pay taxes and all other expenses except those authorized for disbursement from the claims fund to handle claims as provided by the reinsurance carrier.

         (4) The administrator agrees to pay to the Florida Retail Federation an amount equal to one percent of the earned normal premium for and in consideration of the Federation's expenses in helping publicize and promote the program.

         (5) This contract becomes effective upon the execution of the contract by the parties and remains in force from the date the Fund commences operation.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this 1st day of December A.D., 1978.

WITNESS:                                     Accepted:

/s/ Charles R. Wintz                         /s/
---------------------------                  ----------------------------------
                                             FLORIDA RETAIL FEDERATION

WITNESS:

/s/ Charles R. Wintz                         /s/ C.C. Dockery
---------------------------                  ----------------------------------
                                             C.C. Dockery, President
                                             Summit Consulting, Inc.


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                                   ASSIGNMENT

         By this Agreement dated this 15th day of July, 1982, I hereby delegate to Summit Consulting, Inc. all of my duties and obligations of performance under a contract dated December 1, 1978, together with addenda thereto between Florida Retail Federation Self Insurers Fund and C.C. Dockery, President of Summit Consulting, Inc. concerning administration of the Florida Retail Federation Self Insurers Fund.

                                     /s/ C.C. Dockery
                                     ------------------------------------------
                                     C.C. Dockery, President
                                     Summit Consulting, Inc.

                                   ACCEPTANCE

         In consideration of the right, title and interest that are being assigned to the undersigned, Summit Consulting, Inc. hereby accepts the foregoing Assignment, and agrees to assume and perform all duties and obligations to be performed by C.C. Dockery, President of Summit Consulting, Inc., under the contract referred to in the foregoing Assignment as if the undersigned had been an original party to the Contract, and agrees to indemnify and hold C.C. Dockery harmless from any liability for performance or non-performance of the duties and obligations assumed herein.

         This 15th day of July, 1982.

ATTEST:                                      SUMMIT CONSULTING, INC.

/s/ C.C. Dockery                             By: /s/ C.C. Dockery
---------------------------                      ------------------------------
Secretary


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                      ADDENDUM TO FLORIDA RETAIL FEDERATION
                   SELF INSURERS FUND ADMINISTRATOR'S CONTRACT

         This addendum entered into the 9th day of December, 1982, by and between the Florida Retail Federation Self Insurers Fund (fund) and Summit Consulting, Inc. (administrator).

         WHEREAS, the Administrator's Contract was executed by the parties on December 1, 1978, and

         WHEREAS, the parties are desirous of clarifying Paragraph 2 of the Administrator's Contract, dated December 1, 1978, with respect to the continuing nature of the agreement, and

         WHEREAS, the parties are desirous of clarifying Paragraph 3 of the Administrator's Contract, dated December 1, 1978, with respect to certain payments;

         NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Administrator's Contract, dated December 1, 1978, those covenants and promises contained herein, the parties agree as follows:

         1. RENEWAL - The Administrator's Contract, dated December 1, 1978, will automatically renew unless terminated by either party in accordance with provisions of this addendum.

         2. TERMINATION - Either party may terminate the Administrator's Contract, dated December 1, 1978, by giving sixty days written notice of said intended termination to the other. The fund may terminate the administrator for good cause shown as follows:

                           1. Failure to provide an annual audit of the fund by
                  a certified public accountant.

                           2. Failure to provide a surety bond for the fund to
                  be posted with the Florida Department of Labor and Employment Security, unless the fund has posted other assets in lieu of the bond.

                           3. Failure to provide a fidelity bond.

                           4. Failure to provide an annual individual member's
                  payroll audit as necessary to insure the proper operation of the fund.



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                           5. Failure to provide specific and aggregate
                  reinsurance policies in the minimum amounts required by the Florida Department of Labor and Employment Security.

                           6. Failure to provide for the handling of claims
                  incurred by the fund.

                           7. Failure to provide safety engineering services to
                  the fund members.

                           8. Failure to provide bookkeeping services for the
                  fund, loss reports to fund members, office space and office supplies as are necessary for the proper operation of the fund.

                           9. Failure to put forth a good and reasonable
                  marketing effort on behalf of the fund and to pay any commissions due in accordance with any agreement entered into between the administrator and any producing agent.

                           10. Failure to make tax and assessment payments to
                  the Florida Department of Labor, with the fund bearing the expense, out of the loss fund or other income resources, of the special disability assessment and the administrator bearing the expense of the administrative assessment.

                           11. Fraud or theft.

                           12. Bankruptcy.

         Upon receipt of notice of termination as contemplated in this addendum, the administrator shall have not less than 90 days nor more than 180 days to correct any deficiency in performance. If administrator should correct the deficiency that gave rise to the fund's cause for termination, as set forth in the fund's notice, then and in that event, the notice of termination shall be null and void and of no further effect.

         3. LOCAL, STATE, OR FEDERAL TAX LEVIES - Should, at any time, any local, state, federal authority determine that the fund is subject to and liable for the payment of any local, state, or federal income tax, such obligation for payment shall accrue to the fund and not the administrator.


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         Ratified by the Board of Trustees of the Florida Retail Federation Self
Insurers Fund this 9th day of December, 1982.

By:      /s/ William Kundrat, Jr.           By:  /s/ C.C. Dockery
         ------------------------------          ------------------------------
         William Kundrat, Jr., Chairman          C.C. Dockery, President
         Board of Trustees                       Summit Consulting, Inc.


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                      ADDENDUM TO FLORIDA RETAIL FEDERATION
                   SELF INSURERS FUND ADMINISTRATOR'S CONTRACT

         WHEREAS. the Administrator's Contract was executed by the parties on December 1, 1978, and

         WHEREAS, the rules governing the operation of self insurers funds promulgated by the Florida Department of Labor and Employment Security, Division of Workers' Compensation, now require that "any agreement or contract with the administrator or fiscal agent, shall require that the records of the administrator or fiscal agent which pertain to fund operations, assets or liabilities under Chapter 440, Florida Statutes, shall be open to inspection by authorized representatives of the Division during regular business hours."

         NOW THEREFORE, be it resolved that the contract existing between the Florida Retail Federation Self Insurers Fund and Summit Consulting, Inc., as of this date, is hereby amended to require that the records which pertain to fund operations, assets or liabilities under Chapter 440, Florida Statutes, shall be open to inspection by authorized representatives of the Division during regular business hours.

         Ratified by the Board of Trustees of the Florida Retail Federation Self Insurers Fund this 22nd day of August, 1985.

By:      /s/ William Kundrat, Jr.         By: /s/ Thomas S. Petcoff
         ------------------------------       ---------------------------------
         William Kundrat, Jr., Chairman       Thomas S. Petcoff, President
         Board of Trustees                    Summit Consulting, Inc.